SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities
                 Exchange Act of 1934

   Date of Report (Date of earliest event reported):
                   November 1, 2000




             MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)




      Wisconsin            1-15403           39-0968604
--------------------     -----------     -------------------
  (State or other        (Commission       (IRS Employer
    jurisdiction         File Number)    Identification No.)
  of incorporation)

        770 North Water Street
         Milwaukee, Wisconsin                      53202
----------------------------------------         ----------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (414) 765-7801

     Item 5.  Other Events.

     On November 1, 2000 Marshall & Ilsley Corporation issued a press release announcing that it would withdraw the initial public offering for its Metavante
Corporation subsidiary.  The November 1, 2000 Press
Release is attached hereto and incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

            Exhibit No.                          Description

                99      Press Release dated November 1, 2000.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 6, 2000     MARSHALL & ILSLEY CORPORATION



                             By: /s/ M.A. Hatfield
                                -----------------------------------
                                M.A. Hatfield
                                Senior Vice President and Secretary

                     EXHIBIT INDEX


           Exhibit No.                             Description

              99          Press Release dated November 1, 2000.